UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Commission file number: 001-33225

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-5336063
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2122 York Road, Oak Brook, IL	60523
(Address of principal executive offices)	(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Long-Term Incentive Plan

At the 2017 Annual Meeting of Stockholders of Great Lakes Dredge & Dock Corporation (the “Company”) held on May 11, 2017, the Company’s stockholders approved the Great Lakes Dredge & Dock Corporation 2017 Long-Term Incentive Plan (the “Incentive Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval.  The Incentive Plan replaces the 2007 Long-Term Incentive Plan (the “Prior Plan”). The following paragraphs provide a summary of certain terms of the Incentive Plan.

Consistent with the Prior Plan, the purposes of the Incentive Plan are to: (i) align the interests of the Company’s stockholders and the recipients of awards under the Incentive Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and (iii) motivate such persons to act in the long‑term best interests of the Company and its stockholders.

Under the Incentive Plan, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units and other stock awards (“Stock Awards”); and (v) performance awards.  Subject to the terms and conditions of the Incentive Plan, the number of shares of common stock authorized for grants under the Incentive Plan is 3,300,000 (reduced by the number of shares of common stock subject to awards granted under the Prior Plan on or after March 17, 2017). The Incentive Plan’s share limit will be reduced by the aggregate number of shares of common stock which become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards and outstanding performance awards denominated in shares of common stock.

The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Reassignment of Principal Operating Officer

Mr. Kyle D. Johnson, who previously served as Executive Vice President and Chief Operating Officer of the Company, was reassigned to Executive Vice President and Chief Operating Officer of Great Lakes Dredge & Dock Company, LLC, a wholly-owned subsidiary of the Company. As a result of this reassignment and effective as of May 12, 2017, Mr. Johnson no longer serves as the principal operating officer of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on May 11, 2017 (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of two directors, each to serve for a three-year term expiring at the 2020 Annual Meeting of Stockholders and to hold office until his respective successor is elected and qualified or until his earlier death, disqualification, resignation or removal; (2) the ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; (3) the advisory vote on executive compensation; (4) the advisory vote on the frequency of the advisory vote on executive compensation; and (5) the approval of the Great Lakes Dredge & Dock Corporation 2017 Long-Term Incentive Plan. A total of 57,311,311 votes were cast. The results with respect to each matter are set out below:

a) The stockholders elected each of the two director nominees to serve for a three-year term expiring at the Company’s 2020 Annual Meeting of Stockholders. The voting for the director nominees was as follows:

Director Nominee	For	Withheld	Broker non-votes
Ryan J. Levenson	44,613,335	3,561,400	9,136,576
Michael J. Walsh	41,893,419	6,281,316	9,136,576

b) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017 with the following vote:

Number of Votes
For	55,240,664
Against	640,346
Abstain	1,430,301

c) The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers. The result of the vote taken at the Annual Meeting was as follows:

Number of Votes
For	42,839,656
Against	5,284,840
Abstain	50,239
Broker non-votes	9,136,576

d) An advisory vote on the frequency of the advisory vote on executive compensation was taken with the following result:

Number of Votes
For ONE Year	38,149,784
For TWO Years	137,615
For THREE Years	9,467,959
Abstain	419,377
Broker non-votes	9,136,576

After consideration of the stockholder voting results, the Company has determined that it will hold an advisory vote on executive compensation each year until the next required stockholder advisory vote on executive compensation occurs or until the Board otherwise determines that a different frequency for advisory votes on executive compensation is in the best interests of the Company’s stockholders.

e) The stockholders approved the Great Lakes Dredge & Dock Corporation 2017 Long-Term Incentive Plan with the following vote:

Number of Votes
For	43,024,191
Against	5,087,118
Abstain	63,426
Broker non-votes	9,136,576

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Dredge & Dock Corporation

Date: May 17, 2017	By:	/s/ MARK W. MARINKO
Mark W. Marinko
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Great Lakes Dredge & Dock Corporation 2017 Long-Term Incentive Plan.